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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): January 5, 2005

                               COMTECH GROUP, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

                                    MARYLAND
                 (State or other jurisdiction of incorporation)

        000-2642                                            52-0466460
(Commission File Number)                       (IRS Employer Identification No.)

                         c/o COMTECH GROUP, ROOM 10001,
                           TOWER C, SKYWORTH BUILDING,
                           HIGH-TECH INDUSTRIAL PARK,
                           NANSHAN, SHENZHEN 5180, PRC
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                               011-86-755-267-4327
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
           APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective January 5, 2005, Mr. Jason Kim tendered his resignation as a director of Comtech Group, Inc. (the "Company") citing time constraints. There were no disagreements between Mr. Kim and the Company on any matter relating to the Company's operations, policies or practices, which resulted in his resignation.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMTECH GROUP, INC.

                                        By: /s/ Jingwei (Jeffrey) Kang
                                            ------------------------------------
                                            Name: Jingwei (Jeffrey) Kang
                                           Title: Chief Executive Officer



Dated: January 6, 2005